EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

RULE 15d-14(b) and 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Accel Liquid Gels Inc. (the “Company”) on Form 10-Q for the quarter ended November 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pauline Carson, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2022	By: /s/ Pauline Carson
Pauline Carson
Chief Financial Officer (Principal Financial and Accounting Officer)